Exhibit 99.1

Mawson Infrastructure Group Inc Confirms no exposure to Silvergate Capital and
SVB, transfers all assets away from Signature

Sharon, PA — March 14, 2023 — Mawson Infrastructure Group Inc. (NASDAQ:MIGI) (“Mawson” or the “Company”), a digital infrastructure provider, communicates to the market that it doesn’t have any historical or current banking relations with either Silvergate Bank or Silicon Valley Bank.

Mawson does have a banking relationship with Signature Bank, amongst other banks.

As of Monday evening (ET), Mawson has taken all actions to transfer the majority of its assets it held with Signature Bank to other financial institutions, and as a result of those transfers being successful will have no material exposure to Signature Bank. Mawson is also in the process of initiating additional banking relationships. Mawson has the greatest of sympathies for all that are affected in this difficult time.

James Manning, CEO, commented “It is a horrible situation for the three US banking institutions and their customers, we feel for all parties that are affected. Mawson is in a favorable situation of now not having any exposure to these banks.”

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ENDS

About Mawson Infrastructure

Mawson Infrastructure Group (NASDAQ: MIGI) is a digital infrastructure provider, with multiple operations throughout the USA and Australia. Mawson’s vertically integrated model is based on a long-term strategy to promote the global transition to the new digital economy. Mawson matches sustainable energy infrastructure with next-generation Mobile Data Center (MDC) solutions, enabling low-cost Bitcoin production and on-demand deployment of infrastructure assets. With a strong focus on shareholder returns and an aligned board and management, Mawson Infrastructure Group is emerging as a global leader in ESG focused Bitcoin mining and digital infrastructure.

For more information, visit: www.mawsoninc.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility that Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of cryptocurrencies and further or new regulation of digital assets. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on March 21, 2022, and Mawson’s Quarterly Report on Form 10-Q filed with the SEC on August 22, 2022, November 14, 2022 and in other filings Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Investor Contact:

Brett Maas
646-536-7331
brett@haydenir.com
www.haydenir.com